UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  April 28, 2005

Community Valley Bancorp

(Exact name of registrant as specified in its charter)

California	333-85950	68-0479553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2041 Forest Avenue, Chico, California		95928
(Address of principal executive offices)		(Zip Code)

(530) 899-2344

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

(a)          Community Valley Bancorp announces plans to apply for listing on NASDAQ Small Cap Market.

Item 9.01               Financial Statements and Exhibits

99.1         Press Release dated April 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Community Valley Bancorp

Date: 04-28-05	By:	/s/ K C Robbins
Keith C. Robbins
President & Chief Executive Officer